PLEDGE AND ESCROW AGREEMENT

THIS PLEDGE AND ESCROW AGREEMENT, dated as of August ___, 2007, is made by bioMETRX Technologies, Inc. (the “Pledgor”) and ________________(the “Escrow Agent”) and Jane Petri and Joseph Panico (the “Holders”).

RECITALS

A.	The Holders loaned the Pledgor’s parent company bioMETRX, Inc., $800,000 represented by two convertible notes, each in the amount of $400,000 (the “Notes”) dated August 27, 2007 due May 27, 2008.

B.
In order to induce the Holders to make the loan, the Pledgor has agreed to pledge an aggregate of 500,000 shares of bioMETRX, Inc. common stock owned by it represented by the certificates set forth on Schedule A hereto (the “Pledged Securities”) as security for the full payment and performance of his obligations under the Notes.

C.	The Holders has agreed to accept the Pledged Securities as security for such obligations.

NOW, THEREFORE, it is agreed as follows:

1. Pledge. As collateral security for the payment, performance and observance of the Note, the Pledgor herewith pledges, assigns, transfers, hypothecates, and grants to the Holders, a security interest in the Pledged Securities and the certificate(s) evidencing the same and such additional property at any time and from time to time receivable by the Pledgor as a dividend or in respect of or in exchange for any or all such shares, the Pledgor herewith pledges, together with any and all products and proceeds of any of the foregoing in whatever form. The Pledged Securities and the products and proceeds thereof may be referred to collectively as the “Pledged Collateral.”

2. Delivery to Agent for Holders. Concurrently with the execution of this Pledge and Escrow Agreement, the Pledgor shall deliver the certificates representing the Pledged Securities to the Escrow Agent, acting as agent for the Holders solely for the purposes of perfecting the security interest granted hereby. Acting in such capacity, the Escrow Agent shall maintain possession of the Pledged Securities until they are required to be released to either the Pledgor or the Holders pursuant to the provisions of this Agreement. The Pledgor has deposited with the Escrow Agent five stock powers duly executed in blank with signatures guaranteed by a Medallion Participant, which shall be delivered with the Pledged Securities.

3. Title. The Pledgor agrees to use reasonable efforts to defend the Holders's right, title, lien and security interest in and to the Pledged Collateral against the claims and demands of all persons whomsoever. The Pledgor also represents and warrants to the Holders that it has good title to all of the Pledged Collateral, free and clear of all claims, mortgages, pledges, liens, encumbrances and security interests of every nature whatsoever (“Liens”) except those granted to the Holders herein and that no consent or approval of any governmental or regulatory authority, or of any securities exchange is required to be obtained by the Pledgor in connection herewith.

4.  Delivery of the Pledged Securities by Escrow Agent. Upon the failure of the Pledgor to pay the interest or principal on the Note when due in accordance with the terms thereof or occurrence of an Event of Default defined in the Note (as amended by Section 6 of this Agreement or herein (an “Event of Default”) and upon two business days notice to the Escrow Agent and the other party, the Escrow Agent shall deliver, the certificate(s) representing the Pledged Securities and additional collateral held pursuant to Section 5 hereof or otherwise to the Holders. Upon payment in full of the Note, the expiration of any applicable period (not to exceed 60 days) during which the Holders may be subject to third party claims with respect to the payment of the Note, and upon two business days notice to the Escrow Agent and the other party, the Escrow Agent shall deliver the certificate(s) for the Pledged Securities and additional collateral held pursuant to Section 5 hereof or otherwise to the Pledgor and the Pledge Collateral shall no longer be subject to the security interest granted hereby.

5.  Dividends. If, upon the dissolution or liquidation (in whole or in part) of bioMETRX, Inc., any sum shall be paid as a liquidating dividend or otherwise upon or with respect to any of the Pledged Securities, and if any other dividends of any kind shall be otherwise paid upon or with respect to any of the Pledged Securities under any other circumstances, such sum shall be paid over to the Escrow Agent, to be held as additional collateral hereunder. In case any stock or other dividend shall be declared on any of the Pledged Securities, or any shares of stock or fractions thereof shall be issued pursuant to any stock split involving any of the Pledged Securities, or any shares shall be distributed upon or with respect to the Pledged Securities pursuant to a recapitalization or reclassification of the capital of the Holders, or pursuant to the dissolution, liquidation (in whole or in part), bankruptcy or reorganization of the Holders, or to the merger or consolidation of the Holders with or into another Holders, the shares, obligations or other property so distributed shall be delivered to the Escrow Agent (together with stock powers executed in blank by each Pledgor, where appropriate), to be held by it as additional collateral hereunder, and all of the same shall constitute Pledged Collateral for all purposes hereof.

6.  Voting. Until there is an Event of Default, the Pledgor shall have the sole and absolute right to exercise all voting power with respect to the Pledged Securities. If an Event of Default occurs and is continuing, the Holders shall have the sole and absolute right, in addition to any other rights granted herein, to exercise any and all voting power with respect to the Pledged Securities. In such event, the Pledgor, upon the demand of Holders, appoint the Holders as the Pledgor’s true and lawful proxy to vote such shares in any manner which the Holders deems advisable for or against all matters which may be submitted to a vote of such stockholders.

7. Rights of Secured Party. The Pledgor agrees that, upon an Event of Default, the Holders shall have the rights and remedies provided in the Uniform Commercial Code in force in the State of New York at the date of this Agreement and in this connection, the Holders may upon five days' notice to the Pledgor, sent by registered mail, and without liability for any diminution in price which may have occurred, sell all the Pledged Collateral in such manner and for such price as the Holders may determine or propose to retain the Pledged Collateral in lieu of repayment of the Note. At any bona fide public sale the Holders shall be free to purchase all or any part of the Pledged Securities. Out of the proceeds of any sale the Holders may retain an amount equal to the principal and interest then due on the Loan, plus the amount of the expenses of the sale.

8. Endorsement. Upon an Event of Default in respect of the Note, the Holders shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral.

9. Indemnification and Costs.

(a) The Pledgor and the Holders release the Escrow Agent from any claims, causes of action and demands at any time arising out of or with respect to this Agreement, the Pledged Collateral and/or any actions, taken or omitted to be taken by the Escrow Agent with respect thereto, and the Pledgor and the Holders hereby agree to hold the Escrow Agent harmless from and with respect to any and all such claims, causes of action and demands other than those resulting from the gross negligence or willful misconduct of the Escrow Agent.

(b) The Holders shall be exclusively responsible for all costs and expenses (if any) incidental to the performance by the Escrow Agent of its duties as agent hereunder.

10. Rights Duties and Immunities.

(a) The duties and obligations of the Escrow Agent shall be determined solely by the express provisions of this Agreement. The Escrow Agent shall not be liable except for the performance of such duties and obligations as are specifically set out in this Agreement and the Escrow Agent shall not be deemed to have any knowledge of, or responsibility for, the terms of any other agreement, instrument or document.

(b) The Escrow Agent shall not be responsible in any manner whatsoever for any failure or inability of any party hereto, or of any one else, to deliver documents to the Escrow Agent or otherwise to honor any of the provisions of this Agreement.

(c) The Escrow Agent shall be entitled to rely upon any judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity of the correctness of any fact stated therein or the propriety or validity or the service thereof. The Escrow Agent shall be fully protected in acting on and relying upon any written notice, direction, request, waiver, consent, receipt or other paper or document which the Escrow Agent believes to be genuine. The Escrow Agent may act in reliance upon any instrument or signature it reasonably believes to be genuine and the Escrow Agent may assume that any person purporting to give any advice or make any statement in connection with the provisions hereof has been duly authorized to do so.

(d) The Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, except its own bad faith, willful misconduct or gross negligence.

(e) The Escrow Agent may seek the advice of legal counsel as to any question arising from or relating to the construction of any of the provisions of this Agreement or its duties or obligations hereunder or otherwise, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the advice of such counsel.

(f) The Escrow Agent does not make and will not be required or deemed to make any representation as to the validity or genuineness of any agreement, document or other instrument held by or delivered to it.

(g) If a dispute arises between one or more of the parties hereto, or between any of the parties hereto and any person not a party hereto, as to whether or not or to whom the Escrow Agent shall deliver any of the Pledged Securities or as to any other matter arising from or relating to this Agreement or any related agreement, the Escrow Agent shall not be required to determine such dispute and need not make any delivery of any of the Pledged Securities, but will retain the same until the rights of the parties to the dispute shall have finally been determined by written agreement among the parties to the dispute or by final non-appealable order of a court of competent jurisdiction. In the event that the Escrow Agent has received notice of such order or any such agreement, the Escrow Agent shall cause the Pledged Securities to be released and delivered in accordance with such agreement or order.

(h) The Escrow Agent shall be entitled to assume that no dispute of the type referred to in Section 11(g) has arisen unless it has received a written notice that such a dispute has arisen, which written notice refers specifically to this Agreement and identifies by name and address the adverse claimants in such dispute. Any party delivering written notice of a dispute pursuant to this Section 11(h) shall simultaneously therewith deliver a copy of such notice to all parties. For purposes of this Section 11(h), the Escrow Agent shall not be deemed to have received a written notice until all parties to this Agreement have received such written notice. If a dispute of the type referred to in Section 11(g) arises, the Escrow Agent may, in its sole discretion (but shall not be obligated to), commence interpleader or similar actions or proceedings for determination of such dispute.

11. Successor Escrow Agent.

(a)  The Escrow Agent may, at any time, resign as such with or without the prior written consent of all the parties hereto, in which case the Escrow Agent (and any successor escrow agent) shall deliver the Pledged Securities, a copy of this Agreement and any other documents delivered to it hereunder to any successor escrow agent jointly designated by the Holders and Pledgor in writing, or to any court of competent jurisdiction, whereupon the Escrow Agent shall be discharged of and from any and all further duties and obligations arising in connection with this Agreement. The resignation of the Escrow Agent shall take effect on the earlier of (i) the appointment of a successor escrow agent, or (ii) the day which is two business days after the date of the delivery of the Pledged Securities, a copy of this Agreement and any other documents delivered to the Escrow Agent hereunder to any court of competent jurisdiction. In the event that a successor escrow agent has not been appointed at the expiration of such two-day period, the Escrow Agent’s sole responsibilities hereunder shall be: (i) to maintain the safekeeping of the Pledged Securities and any other documents delivered to it hereunder, if any, and (ii) to release and deliver the Pledged Securities and any such documents in accordance with Section 4 of this Agreement.

(b) If the Escrow Agent receives a written notice signed by the Holders and Pledgor stating that they have selected a successor escrow agent, the Escrow Agent shall deliver the Pledged Securities (and any other documents then held by it hereunder, if any) to the successor escrow agent named in the aforesaid notice within 15 days after receipt of such written notice.

12. Power of Attorney. Upon an Event of Default which is continuing, the Pledgor hereby appoints the Holders or Holders's designees, successors or assigns as such Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Holders may deem necessary or advisable to accomplish the purposes hereof. Without limiting the generality of the foregoing, the Holders shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Pledged Collateral which the Holders is entitled to receive hereunder or any part thereof and to give full discharge for the same.

13. Notices. Any notice or demand upon the Pledgor shall be deemed to have been sufficiently given for all purposes thereof if mailed, postage prepaid, by registered or certified mail, return receipt requested, or if delivered, to the addresses set out below or at such other address as the parties hereto may heretofore have designated in writing:

If to the Pledgor:

bioMETRX Technologies, Inc.
c/o bioMETRX, Inc.
500 North Broadway, Suite 204
Jericho, NY 11753

If to the Holderss:

Jane Petri

______________________________

Joseph Panico

______________________________

If to the Escrow Agent:

_______________________________
Attention: Mark Canizio

14. Governing Law.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. HOLDERS AND EACH PLEDGOR AGREE TO SUBMIT TO PERSONAL JURISDICTION AND TO WAIVE ANY OBJECTION AS TO VENUE IN THE COUNTY OF NASSAU, STATE OF NEW YORK. SERVICE OF PROCESS ON PLEDGOR OR HOLDERS IN ANY ACTION ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS SHALL BE EFFECTIVE IF MAILED TO SUCH PARTY AT THE ADDRESS LISTED IN SECTION 14 HEREOF. NOTHING HEREIN SHALL PRECLUDE HOLDERS OR PLEDGOR FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION.

15. Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case located in Nassau County, for any action, proceeding or investigation in any court or before any governmental authority (“Litigation”) arising out of or relating to the Transaction Documents and the transactions contemplated thereby (and agrees not to commence any Litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Agreement shall be effective service of process of any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America, in each case located in the County of Nassau, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any court that any such Litigation brought in any such court has been brought in an inconvenient forum.

16. Counsel. The Pledgors represents and warrants that they have availed themselves of the advice of counsel.

17. Multiple Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Pledgor has executed this Agreement as of the day and year first above.

“PLEDGOR” bioMETRX, Technologies, Inc.

By:
Title

Accepted and Agreed this ____ day of August, 2007.	Accepted and Agreed this ____ day of _________________, 2007.

“HOLDERSS”	“ESCROW AGENT”

JANE PETRI	MARK CANIZIO

JOSEPH PANICO